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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement, of our report on the consolidated financial statements of Hilton Hotels Corporation dated February 5, 1999, included with Hilton Hotels Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our firm included in this Registration Statement.

                                                 /s/ Arthur Andersen LLP
                                                 -----------------------
                                                 ARTHUR ANDERSEN LLP


Los Angeles, California
December 3, 1999